June 9, 2009

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Preliminary Proxy Materials for
Marshall Funds, Inc.
File No.: 811-58433

To the Commission:

On behalf of Marshall Funds, Inc. (the “Registrant”), electronically transmitted herewith is the preliminary proxy statement on Schedule 14A and form of proxy. The purpose of the shareholder meeting is to elect a Board of Directors, to modify the fundamental investment limitation regarding lending of each series of the Registrant and to convert the investment objective of each series of the Registrant from fundamental to non-fundamental. It is expected that the shareholder meeting for the Funds will be held on or about August 5, 2009.

Please direct any questions or comments regarding this filing to the undersigned at (312) 609-7796.

Very truly yours,

/s/ Abigail J. Murray
Abigail J. Murray